EXHIBIT 10.31

DATED 16 February 2012

Amsterdam Molecular Therapeutics (AMT) B.V.

and

Amsterdam Molecular Therapeutics (AMT) IP B.V.

as the Purchasers

Amsterdam Molecular Therapeutics (AMT) Holding N.V.

as the Seller

AGREEMENT FOR TRANSFER
OF CERTAIN ASSETS AND
LIABILITIES OF AMSTERDAM
MOLECULAR THERAPEUTICS
(AMT) HOLDING N.V.

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Economic Ownership Transfer Agreement

THIS AGREEMENT is made on 16 February 2012

BETWEEN:

Amsterdam Molecular Therapeutics (AMT) B.V., a company incorporated under the laws of the Netherlands with its corporate seat in Amsterdam, the Netherlands, registered with the trade register of the Chamber of Commerce with number 34275365;

Amsterdam Molecular Therapeutics (AMT) IP B.V., a company incorporated under the laws of the Netherlands with its corporate seat in Amsterdam, the Netherlands, registered with the trade register of the Chamber of Commerce with number 34275369;

(Amsterdam Molecular Therapeutics (AMT) B.V. and Amsterdam Molecular Therapeutics (AMT) B.V IP B.V. collectively also the “Purchasers” and each individually a “Purchaser”) and

Amsterdam Molecular Therapeutics (AMT) Holding N.V., a company incorporated under the laws of the Netherlands with its corporate seat in Amsterdam, the Netherlands, registered with the trade register of the Chamber of Commerce with number 3330132 (the “Seller”)

The parties to this Agreement are hereinafter collectively referred to as the “Parties” and individually as a “Party”.

RECITALS:

(1)                                The Seller is involved in the business of the development of human gene based therapies. In connection therewith, the Seller acts as the holding company for the Purchasers and is listed on NYSE Euronext in Amsterdam.

(2)                                The Seller and the Purchasers have reached an agreement with respect to the sale and acquisition, as a going concern, of the economic ownership (economische eigendom) of the Business (as defined herein), subject to and upon the terms and conditions of this Agreement.

(3)                                In connection with the transfer of the economic ownership of the Business, the Seller and the Purchasers have agreed to the transfer by the Seller to the Purchasers of the Seller Loans after signing of the BAA, but prior to the Completion Date unless such transfer has materially adverse consequences for the Seller or the Purchasers.

(4)                                The Seller has obtained all internal corporate approvals required for the execution and performance of this Agreement.

IT IS AGREED as follows:

1.                                     INTERPRETATION

1.1.                           In this Agreement the definitions in Schedule 1 (Definitions) are used.

1.2.                           In this Agreement, unless otherwise specified:

1.2.1.                           the masculine gender shall include the feminine and the neuter and vice versa;

1.2.2.                           references to a person shall include a reference to any individual, company, association, partnership or joint venture;

1.2.3.                           references to “include” and “including” shall be treated as references to “include without limitation” or “including without limitation”;

1.2.4.                           references to documents in “agreed form” shall be to documents agreed between the Parties, annexed to this Agreement and initialled for identification by the Parties;

1.2.5.                           unless the context requires otherwise, words in the singular shall include the plural and vice versa;

1.2.6.                           the headings are for identification only and shall not affect the interpretation of this Agreement.

2.                                     TRANSFER

2.1.                           Sale of the Business

2.1.1.                           Subject to the terms and conditions of this Agreement the Seller hereby contributes to the Purchasers and the Purchasers hereby accept or assume (as the case may be), as a going concern, from the Seller, the economic ownership of the Business with the effect as of the signing date of this Agreement (the Effective Date), whereby:

(A)                              the economic ownership of the Business Intellectual Property Rights is hereby transferred to AMT IP BV; and

(B)                              the economic ownership of the other Business Assets and Business Liabilities are hereby transferred to AMT BV.

2.1.2.                           The Seller expressly confirms that the Purchasers shall not purchase or assume any other assets and liabilities than the Business Assets and Business Liabilities, and that all other assets and liabilities are excluded from the sale and purchase of the Business, including the Excluded Contracts.

2.1.3.                           The economic benefit and burden of the Business shall be for the risk and account of the Purchasers with effect as of the Effective Date, it being understood that the Business Assets and Business Liabilities, to the extent they relate to any period after the Effective Date, shall be for the risk and account of the Purchasers and that the Business Assets and Business Liabilities, to the extent they relate to any period before the Effective Date, shall be for the risk and account of the Seller.

2.1.4.                           The Seller covenants that it has the right to sell and transfer or assign (as the case may be) to the Purchasers the economic ownership of the Business on the terms and conditions set out in this Agreement.

2.1.5.                           In connection with the contribution set forth in Clause 2.1.1 above, the Seller hereby undertakes to transfer the legal title (juridische eigendom) to the Business to the Purchasers in accordance with Clause 3, whereby:

(A)                              the legal title to the Business Intellectual Property Rights will be transferred to AMT IP BV; and

(B)                              the legal title to the other Business Assets and Business Liabilities will be

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transferred to AMT BV.

2.1.6.                           The respective parts of the Business shall be transferred to AMT IP BV and AMT BV by way of a contribution in kind (inbreng in natura) on the ordinary shares in the capital of the Purchasers held by the Seller, without the issuance of new shares. The value of the respective parts of the Business will be recorded as share premium (agiostorting) in the books of AMT IP BV and AMT BV.

2.2.                           Sale of the Seller Loans

The Seller and the Purchasers hereby agree to the transfer by the Seller to the Purchasers of the Seller Loans after signing of the BAA, but prior to the Completion Date unless such transfer has materially adverse consequences for the Seller or the Purchasers; such determination to be made by the Seller and the Purchasers jointly.

2.3.                           VAT

The Seller and the Purchasers are included in a fiscal unity for Dutch VAT purposes within the meaning of article 7 paragraph 4 Dutch VAT Act 1968 (Wet op de omzetbelasting 1968) and the Seller and the Purchasers expressly agree that the transfer of the economic ownership of the Business occurs within the fiscal unity for Dutch VAT and that therefore no VAT should become due as a result of such transfer.

3.                                     TRANSFER OF LEGAL TITLE

The transfer of the legal title to the Business by the Seller to the Purchasers, as meant in Clause 2.1.5, shall be implemented by means of the execution of a deed of assignment (the “Deed of Assignment”) and in connection therewith the Seller shall undertake all necessary actions, including but not limited to:

(A)                               informing the debtors of the Accounts Receivable in writing that the Accounts Receivable have been assigned to the Purchaser);

(B)                               requesting the counterparties to the Contracts in writing for their co-operation to the transfer of contract) to which the Seller is a party; and

(C)                               to the extent not already referred to in this Clause 3, the proper fulfilment of the applicable transfer requirements in respect of the Further Assets and Liabilities owned and/or held by the Seller.

The Parties shall take any and all further actions as needed to transfer the legal title to the Business from the Seller to the Purchasers.

4.                                     CONFIDENTIALITY AND ANNOUNCEMENTS

4.1.                           Confidentiality

4.1.1.                           Subject to Clause 4.1.2 and Clause 4.2, each Party shall treat as strictly confidential and not disclose or use any information relating to this Agreement or any ancillary matter and the negotiations leading up to this Agreement. The Seller shall not disclose or use any information in its possession relating to the Business following Completion and any information relating to the Purchaser.

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4.1.2.                           The restrictions contained in Clause 4.1.1 shall not apply if and to the extent:

(A)                              disclosure is required by any Law or by a court;

(B)                              disclosure is required by any securities exchange or regulatory or governmental body;

(C)                              disclosure is necessary to enforce this Agreement in court proceedings.

(D)                              the other Party has given its written consent to disclosure;

(E)                               the information has come into the public domain through no fault of the relevant Party’s group;

(F)                                disclosure is necessary to obtain the advice of any professional adviser.

In the event of a disclosure of information pursuant to Clause 4.1.2 (A) or (B), the disclosing Party shall consult with the other Party as to the contents, form and timing of the disclosure to be made.

4.1.3.                           Each of the Parties shall ensure that each of its shareholder(s), subsidiaries, participations, managing directors or other employees are bound by and observe the restrictions in Clause 4.1.

4.2.                           Announcements

4.2.1.                           Subject to Clause 4.2.1, none of the Parties shall make any announcement before or after Completion with respect to this Agreement or any ancillary matter without the prior written consent of the other Party, that consent not to be unreasonably withheld or delayed.

4.2.2.                           Notwithstanding Clause 4.2.1, a Party may make an announcement with respect to this Agreement or any ancillary matter if required by any Law to which that Party is subject, provided that any such announcement shall be made by such Party only after consultation with the other Party.

5.                                     GENERAL PROVISIONS

5.1.                           Notices

All announcements or notices to the Parties will be done in writing and delivered to the relevant Party at its address specified in Schedule 8 of the BAA as long as a Party does not give notice to the other Parties of any other address.

5.2.                           Entire agreement

This Agreement constitutes the entire agreement between the Parties relating to the transfer of the economic ownership of the Business. This Agreement supersedes and terminates any preceding or concurrent oral or written agreements between the Parties and no Party shall have any right or remedy against any other Party arising out of or in connection with any such preceding or concurrent agreements unless stated otherwise in this Agreement.

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5.3.                           Amendment

This Agreement may only be amended by mutual agreement in writing.

5.4.                           Assignment

None of the Parties may assign or procure the assumption of its rights and obligations under this Agreement, either in whole or in part, to any other person without the prior written consent of the other Party.

5.5.                           Partial invalidity

The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. Any such invalid or unenforceable provision shall be replaced or be deemed to be replaced by a provision that is considered to be valid and enforceable. The interpretation of the replacing provisions shall be as close as possible to the intent of the invalid or unenforceable provision.

5.6.                           Rescission after Completion

The Parties waive their right to rescind (ontbinden) this Agreement pursuant to Article 6:265 of the Dutch Civil Code after Completion.

5.7.                           Governing law

This Agreement is governed by the laws of the Netherlands, but excluding the Vienna Convention for the International Sale of Goods.

5.8.                           Jurisdiction

The competent court in Amsterdam, the Netherlands shall have exclusive jurisdiction to settle any dispute in connection with this Agreement without prejudice to the right of appeal and that of appeal to the Supreme Court.

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THUS AGREED AND SIGNED IN AMSTERDAM ON 16 FEBRUARY 2012,

Amsterdam Molecular Therapeutics (AMT) B.V.		Amsterdam Molecular Therapeutics (AMT) IP B.V.

By: /s/Joern Aldag, CEO		By: /s/Joern Aldag, CEO

By:	/s/Piers Morgan, CFO	By:	/s/Piers Morgan, CFO

Amsterdam Molecular Therapeutics (AMT) Holding N.V.

By: /s/Joern Aldag, CEO

/s/Piers Morgan, CFO

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SCHEDULE 1 (DEFINITIONS)

“Accounts Receivable” means all the accounts receivable of the Seller relating to the Business;

“Administration” means all the administration of the Group relating to the Business, whether in electronic or physical form, including but not limited to ownership titles of assets, bought and sold ledgers, purchase and sales day books and purchase and sales invoices, management information records and other accounting books and records of the Group including tax records relating to the Business;

“Agreement” means this Agreement for the sale and purchase of the economic ownership of certain assets and liabilities of the Seller to the Purchasers including the recitals and all Schedules, as amended in accordance with its terms;

“AMT BV” means Amsterdam Molecular Therapeutics (AMT) B.V.;

“AMT BV Seller Loan” means the intra Group loan agreement between the Seller (as lender) and AMT BV (as borrower) and all (existing and future) rights and obligations there under;

“AMT BV Shares” means all of the issued and outstanding shares in the share capital of AMT BV;

“AMT IP BV” means Amsterdam Molecular Therapeutics (AMT) IP B.V.;

“AMT IP BV Seller Loan” means the intra Group loan agreement between the Seller (as lender) and AMT IP BV (as borrower) and all (existing and future) rights and obligations thereunder;

“AMT IP BV Shares” means all of the issued and outstanding shares in the share capital of AMT IP BV;

“BAA” means the Business Acquisition Agreement entered on 16 February 2012 between the Seller, Kairos Therapeutics B.V. as the purchaser, Forbion Co-Investment II Coöperatief U.A., Coöperatieve AAC LS U.A. and FORBION Co-Investment COÖPERATIEF U.A. as the Investor, AMT BV and AMT IP BV as the Subsidiaries.

“Business” means all activities of the Seller, its operations and the Business Assets and the Business Liabilities;

“Business Assets” means all assets of the Sellers, including but not limited to its rights in respect of the Contracts, the Business Intellectual Property Rights, the Further Assets and Liabilities, the Business Goodwill and Know How, and any other asset related to the Business, and that have not expressly been excluded and excluding the Sale Shares and the Seller Loans;

“Business Goodwill and Know How” means any and all goodwill with respect to the Business, irrespective of whether such goodwill has been capitalised (geactiveerd), and all technical and other information in any form which is not in the public domain in respect of the Business (other than Business Intellectual Property Rights);

“Business Intellectual Property Rights” means the intellectual property rights of the Seller in relation to the Business, such as but not limited to (a) patents, trade marks, service marks, registered designs, trade, business and company names, internet domain names and e-mail addresses, unregistered trade marks and service marks, copyrights, database rights, know how,

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rights in designs and inventions and applications and rights to apply for any of those rights; (b) the rights to sue for past infringements of any of the foregoing rights, including the intellectual property rights listed in Schedule 2;

“Business Liabilities” means all bona fide liabilities of the Seller in respect of the Business that have not expressly been excluded, and all other liabilities expressly assumed by the Purchasers under this Agreement, excluding the Loan Notes and the Convertible Loan Note Agreement;

“Business Day” means a day, other than a Saturday or a Sunday, on which the banks in Amsterdam are open for normal business;

“Completion Date” means the date on which the completion of the BAA shall occur;

“Contracts” means all contracts entered into by the Seller relating to the Business and all (existing and future) rights and obligations thereunder, including those specified in Schedule 2, but excluding the Excluded Contracts;

“Convertible Loan Note Agreement” means the agreement constituting the issuance of loan notes dated 22 December 2009 and made by the Seller and Coöperatieve AAC LS U.A. and Forbion Co-Investment Coöperatief U.A. and all existing and future rights and obligations of the Seller there under;

“Excluded Contracts” means this Agreement, the BAA, the listing agreement between the Seller and Euronext Amsterdam, the contract with the ENL agent and the payment agent, the liquidity provider agreement between the Seller and Kempen & Co N.V., the D&O Insurance policy of the Seller and any outstanding obligations under any stock option plan or other employee benefit plan of the Seller;

“Further Assets and Liabilities” means the Accounts Receivable, Intra-Group Trading Items and Contracts and any further assets and liabilities of the Group as further specified in Schedule 2;

“Group” means the Seller and the Purchasers collectively;

“Intra-Group Trading Items” means at any time, and from time to time, all amounts owed, outstanding or accrued in the ordinary course of trading as between the Seller and the Purchasers in respect of intra group trading activity between them;

“Law” means any law, regulation, directive, covenant, guideline, standard, circular or general policy rule of any governmental or regulatory body in any jurisdiction;

“Loan Note 1” means the €700,000 5% convertible loan note due 2014 of the Seller dated 23 December 2009 and issued to and held by Coöperatieve AAC LS U.A. which is constituted by the Convertible Loan Note Agreement, and all the existing and future rights and obligations of the Seller there under;

“Loan Note 2” means the €4,300,000 5% convertible loan note due 2014 of the Seller dated 23 December 2009 and issued to and held by Forbion Co-Investment Coöperatief U.A. which is constituted by the Convertible Loan Note Agreement, and all the existing and future rights and obligations of the Seller there under;

“Loan Notes” means the Loan Note 1 and the Loan Note 2 collectively;

“Purchaser” has the meaning given in the opening of this Agreement;

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“Reorganisation” has the meaning given in recital (E) of the BAA;

“Sale Shares” means the AMT IP BV Shares and the AMT BV Shares;

“Seller” has the meaning given in the opening of this Agreement;

“Seller Loans” means the AMT BV Seller Loan and the AMT IP BV Seller Loan collectively;

“Signing Date” means 16 February 2012, being the date on which the BAA is signed and dated;

“VAT” means value added taxation within the meaning of the VAT Act 1968 (Wet op de omzetbelasting 1968).

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SCHEDULE 2

(BUSINESS INTELLECTUAL PROPERTY RIGHTS &

FURTHER ASSETS AND LIABILITIES)

LIST OF TRADEMARKS

	Catchword	Type	Country	Classes	Appl.No.	Appl.date	Reg.No.	Reg.date	Ren.date	Applicant	Status	Case No.	Watch
1.		Logotype	IL	05	209906	24-03-08.	209906	07-02-10.	24-03-18.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56005IL00	No
2.		Logotype	IS	05	10692009	22-04-09.	3772009	02-06-09.	02-06-19.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56005IS00	No
3.		Logotype	JO	05	100494	23-04-08.	100494	23-04-08.	23-04-18.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56005JO00	No

4.		Logotype	NO	05	200905089	21-04-09.	251774	14-07-09.	14-07-19.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56005NO00	No
5.		Logotype	TR	05	200925333	18-05-09.	200925333	04-05-10.	18-05-19.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56005TR00	No
6.	DELIVERING CURE	Wordmark	AE	05	113972	03-06-08.	150481	09-12-11.	03-06-18.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56004AE00	No
7.	DELIVERING CURE	Wordmark	BH	05	64727	18-03-08.				Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Pending	T56004BH00	No
8.	DELIVERING CURE	Wordmark	IR	05	86122678	18-03-08.	157479	14-09-08.	18-03-18.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56004IR00	No
9.	DELIVERING CURE	Wordmark	LB	05	2449	08-04-08.	116062	24-04-08.	24-04-23.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56004LB00	No
10.	DELIVERING CURE	Wordmark	LY	05	17093	05-02-09.				Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Pending	T56004LY00	No
11.	DELIVERING CURE	Wordmark	MA	05	118083	19-06-08.	118083	17-11-08.	19-06-18.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56004MA00	No

12.	DELIVERING CURE	Wordmark	OM	05	49398	19-03-08.	49398	11-08-09.	19-03-18.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56004OM00	No
13.	DELIVERING CURE	Wordmark	QA	05	50165	03-04-08.	50165	20-03-11.	03-04-18.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56004QA00	No
14.	DELIVERING CURE	Wordmark	RU	05	2008707490	14-03-08.	381651	16-06-09.	14-03-18.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56004RU00	No
15.	DELIVERING CURE	Wordmark	SY	05	3814	22-04-08.				Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Pending	T56004SY00	No
16.	DELIVERING CURE	Wordmark	TN	05	EE080755	19-03-08.	EE080755	26-01-10.	19-03-18.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56004TN00	No
17.	DELIVERING CURE	Wordmark	US	05	77/421590	13-03-08.				Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Pending	T56004US00	No
18.	DELIVERING CURE	Wordmark	ZA	05	200805836	14-03-08.	200805836	14-03-08.	14-03-18.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56004ZA00	No
19.	GLYBERA	Wordmark	AE	05	101941	31-10-07.				Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Pending	T56001AE00	Yes

20.	GLYBERA	Wordmark	AU	05	1176048	14-05-07.	1176048	12-12-07.	14-05-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56001AU00	Yes
21.	GLYBERA	Wordmark	BH	05	62689	07-01-08.	62689	07-01-08.	07-01-18.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56001BH00	Yes
22.	GLYBERA	Wordmark	DZ	05	72791	24-10-07.				Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Pending	T56001DZ00	Yes
23.	GLYBERA	Wordmark	EG	05	208229	22-10-07.				Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Pending	T56001EG00	Yes
24.	GLYBERA	Wordmark	IL	05	204800	21-10-07.	204800	11-08-09.	21-10-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56001IL00	Yes
25.	GLYBERA	Wordmark	IS	05	14642007	14-05-07.	8122007	04-07-07.	04-07-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56001IS00	Yes
26.	GLYBERA	Wordmark	JO	05	99133	24-10-07.	99133	01-05-07.	01-05-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56001JO00	Yes
27.	GLYBERA	Wordmark	LB	05	6612	23-10-07.	113370	25-10-07.	25-10-22.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56001LB00	Yes
28.	GLYBERA	Wordmark	LY	05	16593	22-12-08.				Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Pending	T56001LY00	Yes

29.	GLYBERA	Wordmark	MA	05	113550	23-10-07.	113550	23-10-07.	23-10-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56001MA00	Yes
30.	GLYBERA	Wordmark	NO	05	200705606	15-05-07.	241553	19-10-07.	19-10-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56001NO00	Yes
31.	GLYBERA	Wordmark	NZ	05	768310	14-05-07.	768310	15-11-07.	14-05-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56001NZ00	Yes
32.	GLYBERA	Wordmark	OM	05	47462	22-10-07.	47462	24-08-08.	22-10-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56001OM00	Yes
33.	GLYBERA	Wordmark	QA	05	47253	31-10-07.	47253	31-12-09.	31-10-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56001QA00	Yes
34.	GLYBERA	Wordmark	RU	05	2008707340	13-03-08.	377215	20-04-09.	13-03-18.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56001RU00	Yes
35.	GLYBERA	Wordmark	SA	05	125692	12-01-08.	1156/45	25-04-10.	12-09-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56001SA00	Yes
36.	GLYBERA	Wordmark	SY	05	4268	28-10-07.				Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Pending	T56001SY00	Yes
37.	GLYBERA	Wordmark	TN	05	EE072667	24-10-07.	EE072667	19-05-09.	24-10-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56001TN00	Yes

38.	GLYBERA	Wordmark	TR	05	2007026778	17-05-07.	200726778	17-05-07.	17-05-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56001TR00	Yes
39.	GLYBERA	Wordmark	ZA	05	200723919	19-10-07.	2007/23919	19-10-07.	19-10-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56001ZA00	Yes
40.	VECTIPRO	Wordmark	AE	05	101942	31-10-07.	100927	24-03-10.	31-10-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56002AE00	Yes
41.	VECTIPRO	Wordmark	AU	05	1176051	14-05-07.	1176051	12-12-07.	14-05-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56002AU00	Yes
42.	VECTIPRO	Wordmark	BH	05	62690	07-01-08.	62690	07-01-08.	07-01-18.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56002BH00	Yes
43.	VECTIPRO	Wordmark	DZ	05	72793	24-10-07.				Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Pending	T56002DZ00	Yes
44.	VECTIPRO	Wordmark	EG	05	208203	22-10-07.				Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Pending	T56002EG00	Yes
45.	VECTIPRO	Wordmark	IL	05	204915	23-10-07.	204915	11-08-09.	23-10-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56002IL00	Yes
46.	VECTIPRO	Wordmark	IR	05	86091403	08-12-07.	157475	14-09-08.	08-12-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56002IR00	Yes

47.	VECTIPRO	Wordmark	IS	05	14632007	14-05-07.	8112007	04-07-07.	04-07-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56002IS00	Yes
48.	VECTIPRO	Wordmark	JO	05	99366	24-10-07.	99366	14-01-09.	01-05-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56002JO00	Yes
49.	VECTIPRO	Wordmark	LB	05	6622	23-10-07.	113434	30-10-07.	30-10-22.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56002LB00	Yes
50.	VECTIPRO	Wordmark	LY	05	16595	22-12-08.				Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Pending	T56002LY00	Yes
51.	VECTIPRO	Wordmark	MA	05	113551	23-10-07.	113551	23-10-07.	23-10-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56002MA00	Yes
52.	VECTIPRO	Wordmark	NO	05	200705604	15-05-07.	241558	22-10-07.	22-10-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56002NO00	Yes
53.	VECTIPRO	Wordmark	NZ	05	768309	14-05-07.	768309	12-02-09.	01-05-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56002NZ00	Yes
54.	VECTIPRO	Wordmark	OM	05	47461	22-10-07.	47461	30-05-09.	22-10-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56002OM00	Yes
55.	VECTIPRO	Wordmark	QA	05	47255	31-10-07.	47255	31-12-09.	31-10-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Pending	T56002QA00	Yes

56.	VECTIPRO	Wordmark	RU	05	2008707342	13-03-08.	381400	10-06-09.	13-03-18.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56002RU00	Yes
57.	VECTIPRO	Wordmark	SA	05	125693	12-01-08.	1171/48	19-06-10.	12-09-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56002SA00	Yes
58.	VECTIPRO	Wordmark	SY	05	4269	28-10-07.				Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Pending	T56002SY00	Yes
59.	VECTIPRO	Wordmark	TN	05	EE072666	24-10-07.	EE072666	19-05-09.	24-10-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56002TN00	Yes
60.	VECTIPRO	Wordmark	TR	05	2007026779	17-05-07.	200726779	17-05-07.	17-05-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56002TR00	Yes
61.	VECTIPRO	Wordmark	ZA	05	200723918	19-10-07.	2007/23918	19-10-07.	19-10-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56002ZA00	Yes
62.	ZYAMTIN	Wordmark	AE	05	101943	31-10-07.	100909	24-03-10.	31-10-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56003AE00	Yes
63.	ZYAMTIN	Wordmark	AU	05	1176049	14-05-07.	1176049	12-12-07.	14-05-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56003AU00	Yes
64.	ZYAMTIN	Wordmark	BH	05	62691	07-01-08.	62691	07-01-08.	07-01-18.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56003BH00	Yes

65.	ZYAMTIN	Wordmark	DZ	05	72792	24-10-07.				Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Pending	T56003DZ00	Yes
66.	ZYAMTIN	Wordmark	EG	05	208231	22-10-07.				Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Pending	T56003EG00	Yes
67.	ZYAMTIN	Wordmark	IL	05	204799	21-10-07.	204799	11-04-09.	21-10-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56003IL00	Yes
68.	ZYAMTIN	Wordmark	IR	05	86091401	08-12-07.	158201	14-09-08.	08-12-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56003IR00	Yes
69.	ZYAMTIN	Wordmark	IS	05	14652007	14-05-07.	8132007	04-07-07.	04-07-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56003IS00	Yes
70.	ZYAMTIN	Wordmark	JO	05	99208	24-10-07.	99208	03-03-09.	01-05-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56003JO00	Yes
71.	ZYAMTIN	Wordmark	LB	05	6623	23-10-07.	113437	30-10-07.	30-10-22.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56003LB00	Yes
72.	ZYAMTIN	Wordmark	LY	05	16594	22-12-08.				Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Pending	T56003LY00	Yes
73.	ZYAMTIN	Wordmark	MA	05	113552	23-10-07.	113552	23-10-07.	23-10-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56003MA00	Yes

74.	ZYAMTIN	Wordmark	NO	05	200705605	15-05-07.	241517	18-10-07.	18-10-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56003NO00	Yes
75.	ZYAMTIN	Wordmark	NZ	05	768311	14-05-07.	768311	15-11-07.	14-05-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56003NZ00	Yes
76.	ZYAMTIN	Wordmark	OM	05	47463	22-10-07.	47463	30-05-09.	22-10-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56003OM00	Yes
77.	ZYAMTIN	Wordmark	QA	05	47254	31-10-07.	47254	31-12-09.	31-10-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56003QA00	Yes
78.	ZYAMTIN	Wordmark	RU	05	2008707341	13-03-08.	394999	01-12-09.	13-03-18.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56003RU00	Yes
79.	ZYAMTIN	Wordmark	SA	05	125694	12-01-08.	1171/49	19-06-10.	12-09-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56003SA00	Yes
80.	ZYAMTIN	Wordmark	SY	05	4267	28-10-07.				Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Pending	T56003SY00	Yes
81.	ZYAMTIN	Wordmark	TN	05	EE072668	24-10-07.	EE072668	19-05-09.	24-10-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56003TN00	Yes
82.	ZYAMTIN	Wordmark	TR	05	2007026780	17-05-07.	200726780	07-04-08.	17-05-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56003TR00	Yes

83.	ZYAMTIN	Wordmark	US	05	77/179359	11-05-07.	3855311	05-10-10.	05-10-20.		Registered	T56003US00	Yes
84.	ZYAMTIN	Wordmark	ZA	05	200723917	19-10-07.	200723917	14-07-10.	19-10-17.	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered	T56003ZA00	Yes